UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

CARDCONNECT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Continental Drive, Suite 300, King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 581-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 27, 2017, CardConnect Corp.’s common stock warrants commenced trading on the OTCQX U.S. market under the symbol “CCNWW.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDCONNECT CORP.

Dated: February 27, 2017	By:	/s/ Jeffrey Shanahan
	Name:	Jeffrey Shanahan
	Title:	Chief Executive Officer and President